                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      GREAT PINES WATER COMPANY, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                        GREAT PINES WATER COMPANY,  INC.
                         600 NORTH SHEPHERD, SUITE 303
                              HOUSTON, TEXAS 77007

                            -----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 19, 1997

                            ------------------------

     Notice is hereby given that the annual meeting of the shareholders of Great Pines Water Company, Inc. (the "Company") will be held at the Company's principal offices at 600 North Shepherd, Suite 303, Houston, Texas 77007, at 10:00 a.m., Houston time, on Thursday, June 19, 1997, for the following purposes:

     1. To elect a board of four directors who will serve until the next annual meeting of shareholders following their election or until their successors are elected and qualified.

     2. To consider and act upon such other business as may properly come before the meeting

     A record of shareholders has been taken as of the close of business on April 21, 1997 and only those shareholders of record on that date will be entitled to notice of and to vote at the meeting. A shareholders' list will be available commencing May 20, 1997, and may be inspected during normal business hours prior to the annual meeting at the offices of the Company, 600 North Shepherd Suite 303, Houston, Texas 77007.

     Your participation in the Company's affairs is important. To ensure representation if you do not expect to be present at the meeting, please sign and date the enclosed proxy and return it promptly in the enclosed stamped envelope. The prompt return of proxies will ensure a quorum and save the Company the expense of further solicitation.


                              By Order of the Board of Directors,

                              /s/ ROBERT A. HAMMOND, JR.

                              ROBERT A. HAMMOND, JR.,
                              Chairman of the Board, President and
                              Chief  Executive Officer

May 12, 1997

                        GREAT PINES WATER COMPANY, INC.
                         600 NORTH SHEPHERD, SUITE 303
                              HOUSTON, TEXAS 77007

                                PROXY STATEMENT

     This proxy statement is being mailed to shareholders on or about May 20, 1997, in connection with the solicitation of proxies by the Board of Directors of Great Pines Water Company, Inc. (the "Company") for use at the annual meeting of shareholders of the Company to be held at the Company's principal offices at 600 North Shepherd, Suite 303, Houston, Texas 77007, at 10:00 a.m., Houston time, on Thursday, June 20, 1997, and at any adjournments thereof (the "Annual Meeting"), for the purpose of considering and voting on the matters set forth in the accompanying Notice of Annual Meeting of Shareholders. All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on such proxies. If no direction is indicated, the shares will be voted for the election of each of the nominees named herein to the Board of Directors. A shareholder may revoke a proxy by (a) delivering to the Company written notice of revocation, (b) delivering to the Company a signed proxy bearing a later date or (c) voting in person at the Annual Meeting.

                         OUTSTANDING VOTING SECURITIES

     At the close of business on April 21, 1997, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof (the "record date"), there were issued, outstanding and entitled to vote 2,451,712 shares of the Company's common stock, par value $.01 per share ("Common Stock"). The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the meeting. Each share of Common Stock is entitled to one vote on all questions requiring a shareholder vote at the Annual Meeting. Abstentions and broker non-votes will be treated as present for purposes of determining a quorum. Abstentions will have the same legal effect as votes against a proposal and broker non-votes will be disregarded.

                             ELECTION OF DIRECTORS

     At the meeting, four directors are to be elected, each director to hold office until the next annual meeting of shareholders or until his successor is elected and qualified. The persons named in the accompanying proxy have been designated by the Board of Directors, and unless authority is withheld, they intend to vote for the election of the nominees named below to the Board of Directors. Although the Board of Directors does not contemplate that any of the nominees will become unavailable for election, if such situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors or the Board may be reduced accordingly.

NOMINEES

     Certain information concerning the nominees is set forth below:

                                                                                  COMMON STOCK
                                                                                BENEFICIALLY OWNED
                                                                                   APRIL 29, 1997
                                                                              ------------------------
                                                                    DIRECTOR    COMMON
 NAME                     POSITION                            AGE    SINCE      STOCK         PERCENT
 ----                     --------                            ---    ------   -------------   -------
Robert A. Hammond, Jr.    Chairman of the Board;               42    1986     1,248,417 (1)      51%
                          President and Chief Executive
                          Officer

Robert A. Hammond, Sr.    Vice President-Operations and        62    1993       530,000          22%
                          Secretary; Director

Stephen A. Lee            Director                             44    1994         1,000          *

Edward McCartin           Director                             42    1994            --          *

-------------------
*Does not exceed one percent

(1) Includes 353,333 shares of Common Stock owned by Joshua Slocum Hammond Trust, as to which shares Mr. Hammond has sole voting and investment power and is deemed to be the beneficial owner. Mr. Hammond is the son of Robert
     A. Hammond, Sr.

     Robert A. Hammond, Jr. founded the Company in 1986 and has served as President, Chief Executive Officer and as a Director since that time. Mr. Hammond is a co-founder of Aviation Laboratories, Inc., a company that specializes in the analysis of oil from jet engines, and has served as Vice President and Chairman since its incorporation in 1985. From 1981 to 1985, Mr. Hammond was a commercial real estate broker with Henry S. Miller Company. Mr. Hammond received a B.A. in Marketing, Transportation and Distribution from Syracuse University in 1976.

     Robert A. Hammond, Sr. has served as Vice President Operations of the Company since 1987 and as a Director of the Company since March 1993. Mr. Hammond has been responsible for production and product quality control for the Company, as well as all phases of construction, installation and maintenance of the Company's facility in Houston, Texas, since 1987. From 1974 to 1980, Mr. Hammond served as Executive Vice President of Coyne Industrial Laundries, an industrial uniform rental company with headquarters in Syracuse, New York. Mr. Hammond was responsible for eleven plants owned by Coyne.

     Stephen A. Lee has served as a Director of the Company since December 1994 and is a member of the compensation and audit committees. Mr. Lee is a corporate law attorney with the Houston law firm of Crady, Jewett, and McCulley, LLP. Prior to 1991, Mr. Lee served as a Senior Tax Manager with Deloitte & Touche. Mr. Lee is a registered Certified Public Accountant in the state of Texas. Mr. Lee received a B.A. from Houston Baptist University in 1974, a J.D. from the University of Houston in 1977 and a L.L.M. (tax) from Georgetown University in 1978.

     Edward McCartin has served as a Director of the Company since December 1994 and is a member of the compensation and audit committees. Mr. McCartin has been the Vice President of Operations of Aviation Laboratories, Inc. since its inception in 1985.

BOARD AND COMMITTEE ACTIVITY; STRUCTURE AND COMPENSATION

     The Company's operations are managed under the broad supervision of the Board of Directors, which has ultimate responsibility for the establishment and implementation of the Company's general operating philosophy, objectives, goals and policies. During the fiscal year ended December 31, 1996, the Board of Directors held one meeting. No incumbent director attended fewer than 75% of the aggregate number of board and committee meetings held during the year.

     The Company reimburses its directors who are not employees of the Company $250 for each meeting of the Board of Directors attended. In addition, each non-employee director will automatically be granted non-qualified options under the Company's 1993 Non-Employee Director Stock Option Plan to purchase 5,000 shares of Common Stock upon his initial election and options to purchase 1,000 shares of Common Stock upon his reelection each year thereafter. Each director who is an employee of the Company will be eligible to receive a grant of incentive stock options or non-qualified stock options under the Company's 1993 Stock Option Plan and the 1995 Incentive Stock Plan.

     The Board of Directors has established a Compensation Committee and an Audit Committee. The Compensation Committee reviews and recommends to the Board of Directors all forms of remuneration for directors and management and administers the Company's 1993 Stock Option Plan and the 1995 Incentive Stock Plan. Messrs. Lee and McCartin were appointed to the Company's Compensation and Audit Committees during 1994. The Audit Committee is charged with reviewing the financial statements of the Company, and reviews the scope and performance of the audit and non-audit services provided by the Company's independent auditors and the Company's internal accounting controls.

APPROVAL

     The four nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast for election by the holders of Common Stock entitled to vote and present, in person or by proxy, at the Annual Meeting shall be duly elected Directors of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

                               OTHER INFORMATION

PRINCIPAL SHAREHOLDERS

     The following table shows the amount of Common Stock owned as of April 21, 1997, by each Director, each named executive officer, and all Directors and officers as a group, consisting of 6 persons. Each individual has beneficial ownership of the shares and each individual has sole voting power and sole investment power with respect to the number of shares beneficially owned:

                                               Number of       Percentage of
     Name and Address (1)                       Shares             Class
     --------------------                       ------             -----

     Robert A. Hammond, Jr.                     1,248,417 (2)          51%

     Robert A. Hammond, Sr. (3)                   530,000              22%

     Joshua  Slocum Hammond Trust (4)             353,333              15%

     Nick A. Baki                                      --              --

     Kevin F. Vigneaux                                 --              --

     Stephen A. Lee                                 1,000               *

     Edward McCartin                                   --              --

     All Executive Officers and Directors
     as a Group (6 persons)                     1,779,417              73%
     ----------------
     *    Less than 1%

(1) The business address of each beneficial owner is the same as the address of the Company's principal executive office.

(2) Includes 353,333 shares of Common Stock owned by Joshua Slocum Hammond Trust, as to which shares Mr. Hammond has sole voting and investment power and is deemed to the beneficial owner. Mr. Hammond is the son of Robert A. Hammond, Sr.

(3)  Mr. Hammond is the father of Robert A. Hammond, Jr.

(4) The trust was established by Mr. Hammond, Sr. for the sole benefit of his minor son Joshua Slocum Hammond. Mr. Hammond, Jr. is the sole trustee and a contingent beneficiary of the trust.

EXECUTIVE OFFICERS


     The executive officers of the Company serve at the pleasure of the Board of Directors and are subject to annual appointment by the Board at the first meeting following the annual meeting of the shareholders. All of the Company's executive officers are listed in the following table, and certain information concerning those officers who are not also members of the Board of Directors follows the table:

                               EXECUTIVE OFFICERS

     Name                   Age       Position
     ----                   ---       --------

Robert A. Hammond, Jr.      42      President and Chief Executive Officer;
                                    Chairman of the Board

Robert A Hammond, Sr        62      Vice President-Operations  and  Secretary;
                                    Director

Nick A. Baki                32      Vice President-New Markets

Kevin F. Vigneaux           38      Chief Financial Officer and Treasurer


     Nick A. Baki has served as Vice President-New Markets of the Company since January 1994, and prior to that as Chief Financial Officer and Treasurer since November, 1992. Previously, Mr. Baki was employed by Holland Mortgage Corporation as an assistant controller, the Stouffer Hotel in Austin, Texas as an account supervisor, and the Hyatt Regency Hotel in Austin, Texas as an assistant controller. Mr. Baki received a B.A. in economics from the University of Texas at Austin in 1989, and earned a B.B.A. in accounting from the University of Houston in 1992.

     Kevin F. Vigneaux joined the Company as Chief Financial Officer and Treasurer in October 1996 from Texberry Container Corporation, a manufacturer and distributor of containers, where he was employed as Controller since 1994. Previous to that, Mr. Vigneaux was with Drypers, a baby diaper manufacturer, as Division Controller and served as Salinas Plant Controller with McCormick and Company, a spice and seasoning manufacturer. He was also employed by Arthur Andersen & Company. Mr. Vigneaux is a registered Certified Public Accountant in the state of Texas, he received a M.B.A. in Finance from Loyola College of Maryland, and also a B.S.B.A. in Accounting from Northeastern University.

EXECUTIVE COMPENSATION

     The following table reflects all forms of compensation for services to the Company for the years ended December 31, 1996, 1995, 1994, of the Chief Executive Officer of the Company. No executive officer of the Company received compensation that exceeded $100,000 during 1996. The Company does not have employment agreements with any of its executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                    Long - Term
                                                                    Compensation
                                                             -----------------------
                                     Annual Compensation     Restricted      Stock            All
                                ---------------------------    Stock        Options          Other
Name and Principle Position     Year  Salary   Bonus  Other    Awards       (Shares)     Compensation
---------------------------     ----  ------   -----  -----    ------       --------     ------------
Robert A. Hammond, Jr.,
     Chief Executive Officer    1996  $84,000     --     --          --             --     $10,000 (1)
                                1995  $84,000     --     --          --             --     $25,000 (1)
                                1994  $58,500     --     --          --         75,000     $25,000 (1)

(1) Consists of the value of certain insurance on personal vehicles, maintenance of personal vehicles, certain personal travel and entertainment expenses and related items of Mr. Hammond, Jr. that were paid by the Company.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

     The following table provides information concerning the options held by Mr. Hammond, Jr. as of December 31, 1996 all of which are exercisable. No options of the Company were exercised by Mr. Hammond, Jr. during the year ended December 31, 1996.

                                  Number of          Value of
                                  underlying        Unexercised
                                  Unexercised       In-the-Money
                                  Options at        Options at
     Name                         Year-End          Year-End (1)
     ----                         -----------       -------------
     Robert A. Hammond, Jr.,
       Chief Executive Officer      75,000            $293,203

(1) Calculated by multiplying the number of shares underlying outstanding options by the difference between the last sales price of the Company's Common Stock on the last day of the fiscal year as reported by the Nasdaq Small-Cap Market ($6 7/64 per share) and the exercise price ($2.20 per share). Options are in-the-money if the fair market value of the underlying Common Stock exceeds the exercise price of the option.

STOCK OPTION PLANS

     The Company's Option Plan (the "Option Plan") was adopted in 1993. An aggregate of 225,000 shares of Common Stock were reserved for issuance pursuant to the Option Plan. The Option Plan is administered by the Board of Directors Compensation Committee. The Compensation Committee determines, subject to the provisions of the Option Plan, the employees to whom options are granted and the number of options to be granted. The Compensation Committee may grant
(i) "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, and (ii) "non-qualified stock options" (options which do not meet the requirements of Section 422). Incentive stock options granted under the Option Plan must have an exercise price equal to at least the fair market value of the Common Stock at the date the option is granted. Each option granted under the Option Plan may have a term of up to ten years, except that incentive stock options granted to a shareholder who, at the time of grant, owns more than 10% of the voting stock of the Company, may have a term of up to five years. The exercise price of incentive stock options granted to shareholders possessing more than 10% of the total combined voting power of all classes of stock of the Company must be not less than 110% of the fair market value of the Company's Common Stock on the date of grant. As of December 31, 1996, stock options to acquire 195,000 shares of the Company's Common Stock have been granted under the Option Plan at an exercise price of $2.00 to $2.20 per share. The options become exercisable beginning March 28, 1995 through December 28, 1998. As of December 31, 1996, options to purchase 156,200 shares were exercisable.

     The Company's Incentive Stock Plan (the "Incentive Plan") was adopted in 1995. An aggregate of 500,000 shares of Common Stock were reserved for issuance pursuant to the Incentive Plan. The Incentive Plan is administered by the Compensation Committee. The Compensation Committee determines, subject to the provisions of the Incentive Plan, to whom incentives are to be awarded. The Compensation Committee may award (i) "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, (ii) "non-qualified stock options" (options which do not meet the requirements of Section 422),
(iii) shares of "restricted stock", and (iv) "stock bonuses". Subject to the terms of the Incentive Plan, the Compensation Committee will also determine the prices, expiration dates and other material features of the incentive awards. During 1996, the Company issued 45,612 shares of Common Stock under the Incentive Plan. As of December 31, 1996, stock options to acquire 38,000 shares of the Company's Common Stock have been granted under the Incentive Plan at an exercise price ranging from $2.50 to $5.00 per share. The options are exercisable beginning October 26, 1995 through December 9, 1999. As of
December 31, 1996 options to purchase 4.000 shares were exercisable.

PERFORMANCE GRAPH

     The following performance graph compares the performance of the Common Stock to the National Association of Securities Dealers Automated Quotation System ("Nasdaq") Composite Index (the "Nasdaq Index") and to the Nasdaq Index of Non-Financial Companies (the "Nasdaq- Non-Financial"). The graph covers the period from August 10, 1993 (the date on which the Company's Common Stock was registered under Section 12(g) of the Securities Exchange Act of 1934, as amended) to December 31, 1996. The performance graph assumes that $1 was invested on August 10, 1993 in each of the Company, the Nasdaq Index and the Nasdaq Non-financial.


                             [GRAPH APPEARS HERE]


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 1994 the Company entered a consulting agreement with one of its directors. The agreement provided for the compensation to the director of $3,000 per month and an option to purchase 50,000 shares of Common Stock at $2.23 per share with a guarantee as to the amount to be realized on exercise. The contract is no longer in effect and the director did not stand for re-election at the Company's 1994 annual meeting. The Company paid the director an aggregate of $17,500 under the agreement and is currently negotiating the resolution of certain issues relating to the stock options and guaranteed payment.

BOARD COMPENSATION COMMITTEE REPORT

     The Compensation Committee (the "Committee") of the Board of Directors has furnished the following report on executive compensation for 1996:

     Under the supervision of the Committee, the Company has developed and implemented compensation policies, plans and programs designed to enhance the profitability of the Company, and therefor stockholder value, by aligning the financial interests of the Company's senior executives with those of its shareholders. Therefore, executive compensation is related to the financial performance of the Company and consists of the following elements: base compensation, cash bonus and stock benefit plans.

     Executive base compensation for senior executives (including the Chief Executive Officer) is intended to be competitive with that paid in comparably situated industries and to provide a reasonable degree of financial security and flexibility to those individuals who the Board of Directors regards as adequately performing the duties associated with the various senior executive positions. In general, the Committee considers the credentials, length of service, experience, and consistent performance of each individual senior executive when setting compensation levels.

     The Committee evaluated the experience, length of service and the success of the Company in determining the Chief Executive Officer's compensation for 1996. While setting the compensation level for the Company's Chief Executive Officer for 1996, the Committee also considered the Company's rate of growth through its acquisition strategy, the development of which is largely attributable to the Chief Executive Officer, the Company's revenues and its realization of operational efficiencies in 1996. Based on the above, the compensation level the Chief Executive Officer did not change during 1996.

     The Revenue Reconciliation Act of 1993 restricts the ability of a publicly held corporation to deduct compensation in excess of $1,000,000 paid to its chief executive officer and the four most highly compensated officers. Based on its current compensation structure, the Company does not anticipate that any of its officers will reach the $1,000,000 threshold.

     Annual cash bonuses reflect a policy of requiring a certain level of Company financial performance for the year before any cash bonuses are earned by senior executives. In setting such performance criteria, the Committee considers the total compensation payable or potentially available to the Chief Executive Officer and other senior executives. The Committee has tied potential bonus compensation to performance factors, including the officers' efforts and contributions towards obtaining Company goals, the Company's overall growth, and the results of the officers' efforts in achieving Company growth. Because it determined that base salary for 1996 provided sufficient remuneration for the Chief Executive Officer and other senior executives, the Committee awarded no cash bonuses in 1996.

     The Company's Option Plan and the Incentive Plan are intended to provide key employees, including the Chief Executive Officer of the Company, with a continuing proprietary interest in the Company, with a view to increasing the interest in the Company's welfare of those personnel who share the primary responsibility for the management and growth of the Company. Moreover, the Option Plan and the Incentive Plan provide a significant non-cash form of compensation, which is intended to benefit the Company by enabling it to continue to attract and to retain qualified personnel.

     The Committee is authorized to make incentive equity awards ("Stock Option Awards") under the Option Plan and the Incentive Plan to key employees, including officers (whether or not they are also directors) of the Company. Although the Stock Option Awards are not based on any one criteria, the Committee has paid particular attention to management's ability to implement the Company's strategy of expansion. In making Stock Option Awards, the Committee also considers margin improvements achieved through management's realization of operational efficiencies, as well as revenue and earnings growth. Moreover, the Committee has utilized Stock Option Awards as a form of compensation in lieu of providing for salary increases, based on its view that (i) Stock Option Awards provide a more effective incentive for management performance and (ii) the salaries and bonuses typically paid to the Company's executives are somewhat lower than those paid by other companies in the industry. Based on the above criteria, the Committee awarded no stock options in 1996.


                          1996 COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

                                 Stephen A. Lee
                                Edward McCartin

AUDITORS

     Deloitte & Touche LLP, the Company's independent public accountant for the fiscal year ended December 31, 1996, is not expected to be present at the Annual Meeting.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the forms received by it, the Company believes that during the year ended December 31, 1996 all filing requirements applicable to the Company's officers, directors and greater than 10% stockholders were met except that Form 5 and one Form 4 for Mr. Baki were filed late.

OTHER MATTERS

     The annual report to shareholders covering the fiscal year ended December 31,1996 has been mailed to each shareholder entitled to vote at the annual meeting.

     Any shareholder who wishes to submit a proposal for action to be included in the proxy statement and form of proxy related to the Company's 1998 annual meeting of shareholders is required to submit such proposals to the Company on or before January 5, 1998.

     The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to solicitations by mail, a number of regular employees of the Company may, if necessary to assure the presence of a quorum, solicit proxies in person or by telephone.

     The persons designated to vote shares covered by proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the meeting. Management does not expect that any matters other than those referred to in this proxy statement will be presented for action at the meeting.


                                         By Order of the Board of Directors,

                                         /s/ ROBERT A. HAMMOND, JR.

                                         ROBERT A. HAMMOND, JR.
                                         Chairman of the Board, President
                                         and Chief Executive Officer

May 12, 1997

                       GREAT PINES WATER COMPANY, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                  Annual Meeting To Be Held on June 19, 1997

    The undersigned stockholder(s) of Great Pines Water Company, Inc. ("Company") hereby appoints Robert A. Hammond, Jr. and Kevin F. Vigneaux, and each of them, proxies with full power to vote all of the shares which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Thursday, June 19, 1997, at 10:00 A.M., and at any and all adjournments thereof, on the following matters set forth on the reverse side of this proxy card.

            (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)


                        Please date, sign and mail your
                     proxy card back as soon as possible!


                        ANNUAL MEETING OF STOCKHOLDERS
                        GREAT PINES WATER COMPANY, INC.

                                 June 19, 1997



                Please Detach and Mail in the Envelope Provided

[X] Please mark your
    votes as in this
    example.


                      FOR                 WITHHOLD
                 all nominees     authority to vote for all
                  as a group         nominees as a group

1.  ELECTION OF      [_]                    [_]
    DIRECTORS

YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF SUCH NOMINEE(S).

NOMINEES:  Robert A. Hammond, Jr.
           Robert A. Hammond, Sr.
           Stephen A. Lee
           Edward McCartin

2. In their discretion, on such other business as may properly come before the meeting and any and all adjournments thereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS IN ACCORDANCE WITH THE STOCKHOLDER'S DIRECTIONS HEREON. BUT WHERE NO DIRECTIONS ARE INDICATED, SAID SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS OF THE NOMINEES LISTED AT LEFT.

PLEASE DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.


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    SIGNATURE OF STOCKHOLDER                      SIGNATURE IF HELD JOINTLY


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              DATE                                           DATE

NOTE: (Please sign exactly as name(s) appear hereon. Joint tenants must each sign. Persons signing as executors, administrators, trustees, guardians, etc. will please indicate when signing.)